EXHIBIT 99.906 CERT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) I, J. Richard Atwood, President of FPA U.S. Value Fund, Inc. (the “Fund”), does hereby certify, to my knowledge, that:

1.                                      The Form N-CSR of the Fund for the period ended June 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2018

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) I, E. Lake Setzler III, Treasurer of FPA U.S. Value Fund, Inc. (the “Fund”), does hereby certify, to my knowledge, that:

1.                                      The Form N-CSR of the Fund for the period ended June 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 6, 2018

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Securities and Exchange Commission. A signed original of this written statement required by Section 906 has been provided by the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.